Long-Term Debt	9 Months Ended
Nov. 30, 2017
Notes to Financial Statements
Long-Term Debt

Convertible Notes Payable

On October 30, 2017 and November 30, 2017, the Company received $75,000 and $55,000 respectively in cash from PowerUp Lending related to a secured convertible note. The notes have an interest rate of 12.0% and are due and payable in one year, at which time they can be converted into shares of the Company’s common stock at a conversion price of 61% of the market price. The net balance of the beneficial conversion feature was $83,115 as of November 30, 2017. The net balance of these notes as of November 30, 2017 is $48,922.

On June 9, 2017, the Company received $500,000 in cash related to an unsecured convertible note with its chairman. The note has an interest rate of 8.0% and is due and payable in two years, at which time it can be converted into shares of the Company’s common stock at a conversion price of $0.25 per share. The beneficial conversion feature associated with this note was $300,000, which is being amortized over the life of the note. The net balance of the beneficial conversion feature was $228,493 as of November 30, 2017. The net balance of this note was $271,507 as of November 30, 2017.

On September 14, 2016, subject to a stock purchase agreement, the Company signed a secured convertible note of $400,000 with Clint Skidmore, founder of Rezserve Technology Ltd (“Rezserve”). The interest free note is due on demand, at which time it can be converted into up to 1,000,000 shares of the Company’s common stock at a conversion price of $0.40 per share. The Company evaluated the note and determined that as the fixed exercise price exceeded the closing market price on the note issuance date, that no beneficial conversion feature was present. The imputed interest expense of $30,000 related to the $400,000 note payable was recorded as an increase in additional paid in capital during the first nine months of fiscal 2018.

The Company evaluated the convertible notes and determined that the shares issuable pursuant to the conversion options were determinate due to the fixed conversion price and, as such, does not constitute a derivative liability as the Company has sufficient authorized shares.

Promissory Notes Payable

Between July 20, 2017 and July 27, 2017, the Company received an aggregate of $450,000 in cash payments related to four unsecured promissory notes with its chairman, another director, and two third party shareholders. The interest free notes are due and payable in two years. In conjunction with these notes, the Company issued 4,000,000 of warrants with exercise prices of $0.10 to $0.15 per share. The total value of the stock warrants issued was $450,000 and established a discount to the notes. This discount is being amortized over the life of each note. The net balance of the discount was $369,452 as of November 30, 2017. The net balance of the notes as of November 30, 2017 was $80,548.

Maturity Schedule

The long-term debt has the following maturity schedule, as of November 30, 2017:

2017	$451,185
2018	352,055
$803,240